                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       -----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 18, 2000


                           WIRE ONE TECHNOLOGIES, INC.
                           ---------------------------
             (Exact name of Registrant as Specified in its Charter)



            Delaware                          0-25940                         77-0312442
           ----------                        ---------                       -----------
  (State or Other Jurisdiction         (Commission File No.)       (IRS Employer Identification No.)
        of Incorporation)



         225 Long Avenue, Hillside, NJ                       07205
         -----------------------------                      -------
   (Address of Principal Executive Offices)               (Zip Code)


                                 (973) 282-2000
                                ----------------
              (Registrant's Telephone Number, Including Area Code)

                      INFORMATION TO BE INCLUDED IN REPORT

Item 2.           Acquisition and Disposition of Assets.

                  On December 27, 1999, View Tech, Inc., a Delaware corporation ("VTI"), and All Communications Corporation, a New Jersey corporation ("ACC"), entered into an Agreement and Plan of Merger, as amended by Amendment No. 1 to Agreement and Plan of Merger dated as of February 29, 2000 by and between VTI and ACC (as amended, the "Merger Agreement"). On May 18, 2000 (the "Effective Time"), pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, ACC was merged with and into VTI with VTI as the surviving corporation of such merger (the "Merger"). At the Effective Time, all ACC shareholders received 1.65 shares of VTI common stock for each share of ACC common stock they owned, and owned approximately 74% of the outstanding common stock of VTI. Immediately following the Effective Time, VTI changed its name to Wire One Technologies, Inc.

                  The foregoing description of the terms of the transactions is qualified in its entirety by reference to the Merger Agreement. A copy of the Merger Agreement is filed as Exhibits 2.1 and 2.2 and is incorporated herein by reference.

                  A press release announcing the consummation of the Merger Agreement was issued on May 18, 2000. The press release is attached hereto as
Exhibit 99.1.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  (a)      Financial Statements of Businesses Acquired.

                           Incorporated by reference to ACC's (i) annual report
on Form 10-KSB for the year ended December 31, 1999, as filed with the Securities and Exchange Commission on March 30, 2000 and (ii) quarterly report on Form 10-QSB for the period ended March 31, 2000, as filed with the Securities and Exchange Commission on May 15, 2000.

                  (b)      Pro Forma financial Information.

                           Unaudited Pro Forma Condensed Combined Balance Sheet
as of March 31, 2000.

                           Unaudited Pro Forma Condensed Combined Statement of
Operations for the Three Months Ended March 31, 2000 and for the Year Ended December 31, 1999

                  (c)      Exhibits.
                           --------


                            Exhibit No.                                     Description
                            -----------                                     -----------

                                2.1        Agreement and Plan of Merger dated as of December 27, 1999 by and between
                                           View Tech, Inc. and All Communications Corporation.*

                                2.2        Amendment No. 1 to Agreement and Plan of Merger, dated as of February 29,
                                           2000, by and between View Tech, Inc. and All Communications Corporation.*

                               99.1        Text of Press Release dated May 18, 2000.**

                          ------------------------
                          *Filed as an exhibit to View Tech, Inc.'s Registration Statement on Form S-4
                          (Registration No. 333-95145), and incorporated herein by reference.

                          **Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WIRE ONE TECHNOLOGIES, INC.

                                     By  /s/ Richard Reiss
                                       ------------------------------------
                                         Richard Reiss

                                         President and Chief Executive Officer

Date:  June 2, 2000

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION

     Under the terms of the merger, each outstanding share of ACC common stock was converted into the right to receive 1.65 shares of VTI common stock. All VTI share and per share information in the unaudited pro forma combined financial statements and accompanying notes gives effect to a 2 for 1 reverse stock split approved by VTI stockholders on May 18th, 2000.

     VTI was the surviving legal entity in the merger. However, for accounting purposes, ACC is deemed to be the acquiror and, accordingly, the merger was accounted for as a "reverse acquisition" of VTI under the purchase method of accounting. Under this method of accounting, the combined company's historical results for periods prior to the merger are the same as ACC's historical results. On the date of the merger, the assets and liabilities of VTI were recorded at their estimated fair values, and VTI's operations were included in ACC historical financial statements on a going forward basis.

     The following unaudited pro forma combined financial statements include the historical financial statements of VTI and ACC as of and for the three months ended March 31, 2000, and for the year ended December 31, 1999. The unaudited pro forma combined financial statements give effect to the merger as if it had occurred on March 31, 2000 for purposes of the unaudited pro forma combined balance sheet, and on January 1, 1999 for purposes of the unaudited pro forma combined statements of operations.

     The pro forma adjustments are based on preliminary estimates and certain assumptions that VTI and ACC believe are reasonable under the circumstances. The preliminary allocation of the purchase price to assets and liabilities of VTI reflects the assumption that assets and liabilities are carried at historical amounts which approximate fair market value. The actual allocation of the purchase price may differ from that reflected in the unaudited pro forma financial statements after a more extensive review of the fair market values of the assets and liabilities has been completed as of the acquisition date. When such a review is completed, a portion of the purchase price may be ascribed to intangible assets (other than goodwill) that have shorter amortization lives than the life ascribed to goodwill in preparing the accompanying pro forma financial statements. Thus, the resulting incremental amortization charges, if any, from that portion of the purchase price ascribed to other intangible assets could be materially different from the amortization expense presented in the pro forma financial statements. In addition, a final valuation of severance, office closings and other exit costs related to or arising from the merger has yet to be finalized, but is expected to be completed prior to the consummation of the merger. Actual results may differ from the estimates reflected in the pro forma adjustments.

     The following unaudited pro forma combined financial statements are based on assumptions and include adjustments as explained in the accompanying notes. These unaudited pro forma combined financial statements are not necessarily indicative of the actual financial results that would have occurred if the transactions described above had been effective on and as of the dates indicated and may not be indicative of operations in future periods or as of future dates. The unaudited pro forma combined financial statements should be read in conjunction with the accompanying notes and the historical financial statements and notes thereto of VTI and ACC which are included in their respective Quarterly Reports on Form 10-Q and 10QSB for the three months ended March 31, 2000 and their respective annual reports on Form 10-K and Form 10-KSB for the year ended December 31, 1999.

                              Wire One Technologies
                      Unaudited Pro Forma Combined Balance Sheet
                                   March 31, 2000

                                                           Historical                                            Pro Forma
                                                 -----------------------------------     Pro Forma               Combined
                                                 View Tech        All Communications     Adjustments              Company
                                                 ---------        ------------------     -----------             -----------

ASSETS
Current assets:
  Cash and cash equivalents .................   $     69,768         $ 7,166,978        $         --             $ 7,236,746
  Accounts receivable, net of allowance .....      6,803,744           4,779,682                  --              11,583,426
  Inventories ...............................      2,773,101           4,279,518             500,000 (1a)          7,552,619
  Deferred income taxes .....................             --             230,083            (200,000)(1a)             30,083
  Prepaid expenses and
    other current assets ....................        819,833             188,488                  --               1,008,321
                                                ------------         -----------        ------------             -----------

    Total current assets ....................     10,466,446          16,644,749             300,000              27,411,195

Property and equipment, net .................      2,061,157             631,887                  --               2,693,044
Goodwill and other intangibles, net .........             --                  --          31,896,829 (1a)         31,896,829
Other assets ................................        368,444             151,105                  --                 519,549
                                                ------------         -----------        ------------             -----------

    Total assets ............................   $ 12,896,047         $17,427,741        $ 32,196,829             $62,520,617
                                                ============         ===========        ============             ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Loans payable-current portion .............   $  1,226,559         $    30,565        $         --             $ 1,257,124
  Subordinated debt .........................      1,639,532                  --                  --               1,639,532
  Accounts payable ..........................      6,684,490           2,179,535                  --               8,864,025
  Accrued expenses ..........................        852,108             769,919           1,650,000 (1b)          3,272,027
  Deferred revenue ..........................      2,904,024             459,170                  --               3,363,194
  Other current liabilities .................        918,060             240,993                  --               1,159,053
                                                ------------         -----------        ------------             -----------

    Total current liabilities ...............     14,224,773           3,680,182           1,650,000              19,554,955

Long-term debt ..............................         23,647               8,017                  --                  31,664
                                                ------------         -----------        ------------             -----------

    Total liabilities .......................     14,248,420           3,688,199           1,650,000              19,586,619

STOCKHOLDERS' EQUITY
  Common stock ..............................            941          13,796,290         (13,795,593)(1c)              1,638
  Additional paid-in capital ................     20,125,063             392,188          22,864,045 (1c)         43,381,296
  Accumulated deficit .......................    (21,478,377)           (448,936)         21,478,377 (1c)           (448,936)
                                                ------------         -----------        ------------             -----------

    Total stockholders' equity ..............     (1,352,373)         13,739,542          30,546,829              42,933,998
                                                ------------         -----------        ------------             -----------

    Total liabilities and
      stockholders' equity ..................   $ 12,896,047         $17,427,741        $ 32,196,829             $62,520,617
                                                ============         ===========        ============             ===========



    The accompanying notes are an integral part of these unaudited proforma financial statements


                                                     Wire One Technologies, Inc.
                     Unaudited Pro Forma Combined Statement of Operations for the Quarter ended March 31, 2000


                                                     Historical                                           Pro Forma
                                           ------------------------------------    Pro Forma               Combined
                                            View Tech        All Communications    Adjustments             Company
                                           -----------       ------------------    ------------           -----------
Revenues ...............................   $ 9,213,788         $5,983,507          $     --               $15,197,295
Cost of revenues .......................     5,901,545          3,846,211                --                 9,747,756
                                           -----------         ----------          ------------           -----------

Gross margin ...........................     3,312,243          2,137,296                --                 5,449,539
                                           -----------         ----------          ------------           -----------

Selling ................................     2,250,925          1,398,693                --                 3,649,618
General and administrative .............     1,616,504            603,681                --                 2,220,185
Amortization of goodwill ...............                                                568,750 (2b)          568,750
                                           -----------         ----------          ------------           -----------
                                             3,867,429          2,002,374               568,750             6,438,553
                                           -----------         ----------          ------------           -----------

Income (loss) from operations ..........      (555,186)           134,922              (568,750)             (989,014)

Other (income) expense:

Net interest ...........................       741,040             (6,465)               --                   734,575
Other ..................................            --             12,242                --                    12,242
                                           -----------         ----------          ------------           -----------
                                               741,040              5,777                --                   746,817
                                           -----------         ----------          ------------           -----------
Income (loss) before income taxes ......    (1,296,226)           129,145              (568,750)           (1,735,831)
Income tax (provision) benefit .........            --            (53,400)               53,400 (2c)               --
                                           -----------         ----------          ------------           -----------

Loss from continuing operations ........   $(1,296,226)        $   75,745           $  (515,350)          $(1,735,831)
                                           ===========         ==========          ============           ===========

Per share:

Loss from continuing operations-basic ..   $     (0.32)        $     0.01                                 $     (0.13)
                                           ===========         ==========                                 ===========
Weighted average shares-basic ..........     4,114,587          5,301,503             3,445,976 (2d)       12,862,066
                                           ===========         ==========          ============           ===========
Loss from continuing
   operations-diluted...................   $     (0.32)        $     0.01                                 $     (0.13)
                                           ===========         ==========                                 ===========
Weighted average shares-diluted ........     4,114,587          8,997,654              (250,175)(2d)       12,862,066
                                           ===========         ==========          ============           ===========


   The accompanying notes are an integral part of these unaudited pro forma financial statements.

                         Wire One Technologies, Inc.
    Unaudited Pro Forma Combined Statement of Operations for the Year Ended
                               december 31, 1999

                                                             Historical                                Pro Forma
                                                  --------------------------------    Pro Forma        Combined
                                                   View Tech    All Communications   Adjustments        Company
                                                  -----------   ------------------   -----------      -----------
Revenues........................................  $35,479,607      $ 23,997,212      $        --      $59,476,819
Cost of revenues................................   25,292,064        16,527,505          500,000(2a)   42,319,569
                                                  -----------      ------------      -----------      -----------
Gross margin....................................   10,187,543         7,469,707         (500,000)      17,157,250
                                                  -----------      ------------      -----------      -----------
Selling.........................................    9,955,816         4,543,873               --       14,499,689
General and administrative......................    7,089,561         1,765,411               --        8,854,972
Amortization of goodwill........................           --                --        2,275,000(2b)    2,275,000
                                                  -----------      ------------      -----------      -----------
                                                   17,045,377         6,309,284        2,275,000       25,629,661
                                                  -----------      ------------      -----------      -----------
Income (loss) from operations...................   (6,857,834)        1,160,423       (2,775,000)      (8,472,411)
                                                  -----------      ------------      -----------      -----------
Other expense:
Net interest expense............................     (687,083)         (157,938)              --         (845,021)
Other...........................................           --           (43,137)              --          (43,137)
                                                  -----------      ------------      -----------      -----------
                                                     (687,083)         (201,075)              --         (888,158)
                                                  -----------      ------------      -----------      -----------
Income (loss) from continuing operations before
  income taxes..................................   (7,544,917)          959,348       (2,775,000)      (9,360,569)
Income tax (provision) benefit..................     (382,798)          105,239           87,261(2c)     (190,298)
                                                  -----------      ------------      -----------      -----------
Income (loss) from continuing operations........  $(7,927,715)     $  1,064,587      $(2,687,739)     $(9,550,867)
                                                  ===========      ============      ===========      ===========
Per share:
Income (loss) from continuing operations--
  basic.........................................  $     (2.02)     $        .22                       $      (.80)
                                                  ===========      ============                       ===========
Weighted average shares--basic..................    3,921,259         4,910,000        3,191,500(2d)   12,022,759
                                                  ===========      ============      ===========      ===========
  Income (loss) from continuing
     operations--diluted........................  $     (2.02)     $        .17                       $      (.80)
                                                  ===========      ============                       ===========
  Weighted average shares--diluted..............    3,921,259         6,169,074        1,932,426(2d)   12,022,759
                                                  ===========      ============      ===========      ===========

    The accompanying notes are an integral part of these unaudited pro forma financial statements.

                        BASIS OF PRO FORMA PRESENTATION

     The unaudited pro forma combined financial statements of VTI have been prepared based on preliminary estimates of the purchase consideration and the allocation of the purchase price to the fair value of VTI assets and liabilities as of March 31, 2000. The actual consideration and allocation may differ from that reflected in the pro forma combined financial statements after further asset valuations and other procedures have been completed. Following is a schedule of the estimated purchase price, the estimated purchase price allocation and the estimated amortization of goodwill and other intangible assets as of March 31, 2000:

     ESTIMATED PURCHASE PRICE:

Value of securities issued.....................................................   $29,194,456
Direct merger costs............................................................     1,650,000
                                                                                  -----------
Total..........................................................................   $30,844,456
                                                                                  ===========

     The value of securities issued was determined as follows:

Value of VTI shares............................................................   $26,924,689
Value of VTI options and warrants..............................................     2,269,767
                                                                                  -----------
Value of securities issued.....................................................   $29,194,456
                                                                                  ===========

     The value of the shares was computed using a five-day average share price with a midpoint of December 28, 1999, the date of the merger announcement. The number of shares used in the computation is based on VTI shares outstanding as of March 31, 2000. The computation does not give effect to a contemplated reverse two for one stock split of VTI shares and equivalent shares prior to completion of the merger.

     Direct merger costs consist of brokerage, legal, accounting and other professional fees estimated to be incurred as follows:

ACC.............................................................................   $1,000,000
VTI.............................................................................      650,000
                                                                                   ----------
Total estimated direct merger costs.............................................   $1,650,000
                                                                                   ==========

     ESTIMATED PURCHASE PRICE ALLOCATION:

VTI assets acquired...........................................................   $ 12,896,047
VTI liabilities assumed.......................................................    (14,248,420)
Inventory step-up to fair market value........................................        500,000
Deferred tax liability........................................................       (200,000)
Goodwill and other intangible assets..........................................     31,896,829
                                                                                 ------------
Total.........................................................................   $ 30,844,456
                                                                                 ============

     The VTI assets acquired and liabilities assumed are derived from the historical balance sheet of VTI as of March 31, 1999. The deferred tax liability was determined by applying the statutory income tax rate of 40% to the inventory step-up.

Estimated annual amortization expense (based on an amortization period of
  fifteen years):...............................................................   $2,275,000
                                                                                   ==========

           Notes to Unaudited Pro Forma Combined Financial Statements

1. Unaudited Pro Forma Combined Balance Sheet Adjustments

     a. Records the allocation of a portion of the purchase price to the inventory step-up to fair market value, goodwill and other intangible assets, and the related deferred tax liability.

     b. Records the estimated direct costs of the merger.

     c. Records the recapitalization of ACC shares based on VTI's capital structure, the issuance of securities in connection with the merger, and the elimination of VTI's stockholders' deficit, as follows:

                                                                     Additional
                                                      Common           Paid-in       Accumulated
                                                       Stock           Capital         Deficit
                                                    ------------     -----------     -----------
Recapitalization of outstanding ACC shares based
  on VTI's capital structure.....................   $(13,799,248)    $13,799,248     $        --
Value of shares issuable in reverse merger.......          4,597      26,920,092              --
Value of options and warrants exchanged..........             --       2,269,767              --
Elimination of VTI stockholders' deficit.........           (942)    (20,125,062)     21,478,377
                                                    ------------     -----------     -----------

Pro forma adjustment.............................   $(13,795,593)    $22,864,045     $21,478,377
                                                    ============     ===========     ===========

2. Unaudited Pro Forma Combined Statement of Operations Adjustments

     a. Records the write-off of the inventory step-up to cost of revenues in the year ended December 31, 1999.

     b. Records the amortization of goodwill and other intangible assets. The goodwill and other intangible assets are amortized on a straight-line basis over 15 years.

     c. Records the adjustment to income taxes, as follows:


                                                                                       Year Ended            Three Months Ended
                                                                                       December 31,               March 31,
                                                                                          1999                      2000
                                                                                    ------------------       ------------------
Reversal of deferred tax liability to income tax expense.........................       $ 200,000                $      --
Reversal of ACC's net income tax expense (benefit) as a result of the pro forma
  combination and the effects of VTI's operating loss............................        (112,739)                  53,400
                                                                                    ------------------       ------------------
Pro forma income tax adjustment..................................................       $  87,261                $  53,400
                                                                                    ==================       ==================

    On an historical basis, VTI has established a valuation allowance to offset the tax benefits of net operating loss carryforwards and other deferred tax assets. At such time as management of the combined company determines that it is more likely than not that the deferred tax assets are realizable, the valuation allowances will be reduced. VTI's realized deferred tax benefits will be credited to the goodwill asset established in the purchase price allocation.

     d. Following is the calculation of the combined weighted average shares outstanding for the year ended December 31, 1999 and for the three months ended March 31, 2000. Common stock equivalents of VTI and ACC, consisting of stock options and warrants, are not reflected in the pro forma diluted calculation because their inclusion would be anti-dilutive:



                                                                                  Year Ended    Three Months Ended
                                                                                 December 31,        March 31,
                                                                                     1999               2000
                                                                                 ------------      ------------
Weighted average shares outstanding--VTI (basic and diluted)..................      3,921,259         4,114,587
                                                                                 ------------      ------------
Weighted average shares outstanding--ACC (diluted)............................      6,169,074         8,997,654
Less: Adjustment of ACC diluted shares to reverse incremental shares..........     (1,259,074)       (3,696,151)
                                                                                 ------------      ------------
ACC shares basic and diluted, as adjusted.....................................      4,910,000         5,301,053
                                                                                 ------------      ------------
Weighted average shares outstanding--combined.................................      8,831,259         9,416,090
Incremental shares from conversion of ACC shares to VTI shares at a 1.65 to 1
  ratio.......................................................................      3,191,500         3,445,976
                                                                                 ------------      ------------
Pro forma combined weighted average shares outstanding--basic and diluted.....     12,022,759        12,862,066
                                                                                 ============      ============

                                  EXHIBIT INDEX


      Exhibit No.                                               Description
      -----------                                               -----------

          2.1         Agreement and Plan of Merger dated as of December 27, 1999 by and between View Tech, Inc. and
                      All Communications Corporation.*

          2.2         Amendment No. 1 to Agreement and Plan of Merger, dated as of February 29, 2000, by and between
                      View Tech, Inc. and All Communications Corporation.*

          99.1        Text of Press Release dated May 18, 2000.**

------------------------
* Filed as an exhibit to View Tech, Inc.'s Registration Statement on Form S-4 (Registration No. 333-95145), and incorporated herein by reference.

** Filed herewith.


                                       5